EXHIBIT 2
                                                                       ---------

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints each and any of E. Roe Stamps, IV, Stephen G. Woodsum, Gregory M. Avis, Walter G. Kortschak and Thomas F. Farb his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all instruments, certificates and documents required to be executed on behalf of himself individually or on behalf of each or any of Summit Ventures, L.P., SP (1984), L.P. (f/k/a Summit Partners, L.P.), Stamps, Woodsum & Co., Summit Partners' Holdings, L.P., Summit Ventures II, L.P., Summit Partners II, L.P., Stamps, Woodsum & Co. II, SV Eurofund C.V., SV International, L.P., Summit Investors, L.P., Summit Investors II, L.P., Summit Investors III, L.P., Summit Ventures III, L.P., Summit Partners III, L.P., Stamps, Woodsum & Co. III, Summit Ventures IV, L.P., Summit Partners IV, L.P., Stamps, Woodsum & Co., IV, Summit Subordinated Debt Fund, L.P., Summit Partners SD, L.P., Summit E-Tek Holdings, LLC, SW Management Corp., Summit Partners, L.P., Summit Master Company, LLC, Summit Subordinated Debt Fund II, L.P., Summit Partners SD II, LLC, Summit Ventures V, L.P., Summit Partners V, L.P., Summit Partners, LLC, Summit V Advisors Fund, L.P., Summit V Advisors Fund (QP), L.P. and Summit V Companion Fund, L.P., pursuant to sections 13 and 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the By-laws of the National Association of Securities Dealers, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as she might or could do in person thereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                              Page 24 of 35 Pages

         IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 7th day of February, 2000.

                                                 /s/ E. Roe Stamps, IV
                                                 -----------------------------
                                                 E. Roe Stamps, IV

Commonwealth of Massachusetts       )
                                    ) ss:
County of Suffolk                   )

         On this 7th day of February, 2000, before me personally came E. Roe Stamps, IV, known to me to be the person described and who executed the foregoing instrument that he acknowledged that he executed the same.

[Notary Seal]

                                                  /s/ Cynthia R. Freedman
                                                 -----------------------------
                                                 Notary Public

                                                 My Commission expires:
                                                 October 20, 2000
                                                 -----------------------------


                              Page 25 of 35 Pages

         IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 7th day of February, 2000.

                                                 /s/ Stephen G. Woodsum
                                                 -----------------------------
                                                 Stephen G. Woodsum

Commonwealth of Massachusetts       )
                                    ) ss:
County of Suffolk                   )

         On this 7th day of February, 2000, before me personally came Stephen G. Woodsum, known to me to be the person described and who executed the foregoing instrument that he acknowledged that he executed the same.

[Notary Seal]

                                                  /s/ Cynthia R. Freedman
                                                 -----------------------------
                                                 Notary Public

                                                 My Commission expires:
                                                 October 20, 2000
                                                 -----------------------------


                              Page 26 of 35 Pages

         IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 7th day of February, 2000.

                                                 /s/ Martin J. Mannion
                                                 -----------------------------
                                                 Martin J. Mannion

Commonwealth of Massachusetts       )
                                    ) ss:
County of Suffolk                   )

         On this 7th day of February, 2000, before me personally came Martin J. Mannion, known to me to be the person described and who executed the foregoing instrument that he acknowledged that he executed the same.

[Notary Seal]

                                                  /s/ Cynthia R. Freedman
                                                 -----------------------------
                                                 Notary Public

                                                 My Commission expires:
                                                 October 20, 2000
                                                 -----------------------------

                              Page 27 of 35 Pages

         IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 8th day of February, 2000.

                                                 /s/ Gregory M. Avis
                                                 -----------------------------
                                                 Gregory M. Avis

State of California                         )
                                            ) ss:
County of Santa Clara                       )

         On this 8th day of February, 2000, before me personally came Gregory M. Avis, known to me to be the person described and who executed the foregoing instrument that he acknowledged that he executed the same.

[Notary Seal]

                                                  /s/ Cynthia R. Freedman
                                                 -----------------------------
                                                 Notary Public

                                                 My Commission expires:
                                                 October 20, 2000
                                                 -----------------------------


                              Page 28 of 35 Pages

         IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 7th day of February, 2000.

                                                  /s/ Thomas S. Roberts
                                                 -----------------------------
                                                 Thomas S. Roberts

Commonwealth of Massachusetts       )
                                    ) ss:
County of Suffolk                   )

         On this 7th day of February, 2000, before me personally came Thomas S. Roberts, known to me to be the person described and who executed the foregoing instrument that he acknowledged that he executed the same.

[Notary Seal]

                                                  /s/ Cynthia R. Freedman
                                                 -----------------------------
                                                 Notary Public

                                                 My Commission expires:
                                                 October 20, 2000
                                                 -----------------------------

                              Page 29 of 35 Pages

         IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 7th day of February, 2000.

                                                 /s/ Bruce R. Evans
                                                 -----------------------------
                                                 Bruce R. Evans

Commonwealth of Massachusetts       )
                                    ) ss:
County of Suffolk                   )

         On this 7th day of February, 2000, before me personally came Bruce R. Evans, known to me to be the person described and who executed the foregoing instrument that he acknowledged that he executed the same.

[Notary Seal]


                                                  /s/ Cynthia R. Freedman
                                                 -----------------------------
                                                 Notary Public

                                                 My Commission expires:
                                                 October 20, 2000
                                                 -----------------------------


                              Page 30 of 35 Pages

         IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 8th day of February, 2000.

                                                 /s/ Walter G. Kortschak
                                                 -----------------------------
                                                 Walter G. Kortschak

State of California                 )
                                    ) ss:
County of Santa Clara               )

         On this 8th day of February, 2000, before me personally came Walter G. Kortschak, known to me to be the person described and who executed the foregoing instrument that he acknowledged that he executed the same.

[Notary Seal]

                                                  /s/ Cynthia R. Freedman
                                                 -----------------------------
                                                 Notary Public

                                                 My Commission expires:
                                                 October 20, 2000
                                                 -----------------------------

                              Page 31 of 35 Pages

         IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 7th day of February, 2000.

                                                 /s/ Joseph F. Trustey
                                                 -----------------------------
                                                 Joseph F. Trustey

Commonwealth of Massachusetts       )
                                    ) ss:
County of Suffolk                   )

         On this 7th day of February, 2000, before me personally came Joseph F. Trustey, known to me to be the person described and who executed the foregoing instrument that he acknowledged that he executed the same.

[Notary Seal]

                                                  /s/ Cynthia R. Freedman
                                                 -----------------------------
                                                 Notary Public

                                                 My Commission expires:
                                                 October 20, 2000
                                                 -----------------------------

                              Page 32 of 35 Pages

         IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 7th day of February, 2000.

                                                 /s/ Kevin P. Mohan
                                                 -----------------------------
                                                 Kevin P. Mohan

Commonwealth of Massachusetts       )
                                    ) ss:
County of Suffolk                   )

         On this 7th day of February, 2000, before me personally came Kevin P. Mohan, known to me to be the person described and who executed the foregoing instrument that he acknowledged that he executed the same.

[Notary Seal]

                                                  /s/ Cynthia R. Freedman
                                                 -----------------------------
                                                 Notary Public

                                                 My Commission expires:
                                                 October 20, 2000
                                                 -----------------------------

                              Page 33 of 35 Pages

         IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 8th day of February, 2000.

                                                 /s/ Peter Y. Chung
                                                 -----------------------------
                                                 Peter Y. Chung

Commonwealth of Massachusetts       )
                                    ) ss:
County of Suffolk                   )

         On this 8th day of February, 2000, before me personally came Peter Y. Chung, known to me to be the person described and who executed the foregoing instrument that he acknowledged that he executed the same.

[Notary Seal]

                                                  /s/ Cynthia R. Freedman
                                                 -----------------------------
                                                 Notary Public

                                                 My Commission expires:
                                                 October 20, 2000
                                                 -----------------------------



                              Page 34 of 35 Pages

         IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 7th day of February, 2000.

                                                 /s/ Thomas F. Farb
                                                 -----------------------------
                                                 Thomas F. Farb

Commonwealth of Massachusetts       )
                                    ) ss:
County of Suffolk                   )

         On this 7th day of February, 2000, before me personally came Thomas F. Farb, known to me to be the person described and who executed the foregoing instrument that he acknowledged that he executed the same.

[Notary Seal]

                                                  /s/ Cynthia R. Freedman
                                                 -----------------------------
                                                 Notary Public

                                                 My Commission expires:
                                                 October 20, 2000
                                                 -----------------------------

                              Page 35 of 35 Pages